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                       SECURITIES AND EXCHANGE COMMISSION



                              Washington, DC 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 1998


                              Avondale Incorporated
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             (Exact name of registrant as specified in its charter)


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
       Georgia                                   33-68412                               58-0477150
------------------------                  ------------------------            ---------------------------------
(State of incorporation)                  (Commission File Number)            (IRS Employer Identification No.)


          506 South Broad Street                                                        30655
              Monroe, Georgia                                                         ----------
----------------------------------------                                              (Zip Code)
(Address of principal executive offices)
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       Registrant's telephone number, including area code: (770) 267-2226


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS.

         Avondale Incorporated (the "Company") announced on November 18, 1998 that in a case brought by several landowners in Tallapoosa County, Alabama, and in which Avondale Mills, Russell Corporation, and the Alabama Power Company were defendants, a county circuit court jury in Birmingham, Alabama handed down a verdict late Tuesday, November 17, 1998 of $155,200 in compensatory damages and $52,398,000 in punitive damages, on a joint and several basis, in favor of the plaintiffs. The case alleged nuisance and trespass related to the discharge of effluent from the waste water treatment plant of the City of Alexander City, Alabama.

         The Company believes that there are numerous grounds on which the verdict can be appealed and that the verdict was not supported by the evidence presented in the case. An appeal of the verdict is planned, and the Company intends to pursue such appeal vigorously.

         A copy of the press release relating to the verdict is attached hereto as Exhibit 99.1



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Text of Press Release of Avondale Incorporated, dated
                       November 18, 1998.





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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 18, 1998



                                               By:/s/ Jack R. Altherr, Jr.
                                                  -----------------------------
                                                  Jack R. Altherr, Jr.
                                                  Vice Chairman and
                                                  Chief Financial Officer



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                                INDEX TO EXHIBITS

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EXHIBIT NUMBER AND DESCRIPTION                                                                                 PAGE
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
99.1     Text of Press Release of Avondale Incorporated, dated
         November 18, 1998...............................................................................        5
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